Exhibit 99.1

CASE NAME: Acceptance Insurance Companies Inc.

CASE NO: 05-80059

Form OPR-1A

COMPARATIVE BALANCE SHEET

ASSETS

	9/30/09	10/31/09	11/30/09	12/31/09	1/31/10	2/28/10
CURRENT ASSETS:
Cash (Attach Recons. & Bk Stmts.)	5,431	4,422	140	2,715	1,798	2,011
Investment securities, at market	321,073	263,633	258,177	230,158	237,365	226,471
Prepaid expense & deposits	60,000	60,000	60,000	60,000	30,000	30,000

TOTAL CURRENT ASSETS	386,504	328,055	318,317	292,873	269,163	258,482

OTHER ASSETS:
Note receivable from AIC	20,000,000	20,000,000	20,000,000	20,000,000	20,000,000	20,000,000
Valuation allowance	(20,000,000)	(20,000,000)	(20,000,000)	(20,000,000)	(20,000,000)	(20,000,000)
Investment in AIC, at underlying book value	2,428,472	1,691,146	1,691,146	1,691,146	1,691,146	2,947,686
Contingent claims	0	0	0	0	0	0

TOTAL OTHER ASSETS	2,428,472	1,691,146	1,691,146	1,691,146	1,691,146	2,947,686

TOTAL ASSETS	2,814,976	2,019,201	2,009,463	1,984,019	1,960,309	3,206,168

I CERTIFY UNDER PENALTY OF PERJURY THAT THIS 5 PAGE OPERATING REPORT IS TRUE AND CORRECT.

Date Submitted	March 9, 2010	Signed	/s/ Gary N Thompson	Printed Name of Signatory Gary N Thompson

Form OPR-1B

COMPARATIVE BALANCE SHEET

LIABILITIES AND STOCKHOLDERS EQUITY

	9/30/09	10/31/09	11/30/09	12/31/09	1/31/10	2/28/10
LIABILITIES:
Post-Petition debt (Sched. C)	28,111	11,340	14,418	32,285	20,563	66,980

Pre-Petition Debt:
Litigation claims	22,000,000	22,000,000	22,000,000	22,000,000	22,000,000	22,000,000
Unsecured liabilities	46,054	46,054	46,054	46,054	46,054	46,054
Unsecured debt	116,110,260	116,110,260	116,110,260	116,110,260	116,110,260	116,110,260

TOTAL LIABILITIES	138,184,425	138,167,654	138,170,732	138,188,599	138,176,877	138,223,294

SHAREHOLDERS EQUITY:
Preferred stock	0	0	0	0	0	0
Common stock	6,274,000	6,274,000	6,274,000	6,274,000	6,274,000	6,274,000
Paid-in capital	199,660,000	199,660,000	199,660,000	199,660,000	199,660,000	199,660,000
Treasury stock	(29,969,000)	(29,969,000)	(29,969,000)	(29,969,000)	(29,969,000)	(29,969,000)
Retained earnings:
As of filing date	(281,005,796)	(281,005,796)	(281,005,796)	(281,005,796)	(281,005,796)	(281,005,796)
After filing date	(30,328,653)	(31,107,657)	(31,120,473)	(31,163,784)	(31,175,772)	(29,976,330)

TOTAL SHAREHOLDERS EQUITY	(135,369,449)	(136,148,453)	(136,161,269)	(136,204,580)	(136,216,568)	(135,017,126)

TOTAL LIABILITIES AND SHAREHOLDER EQUITY	2,814,976	2,019,201	2,009,463	1,984,019	1,960,309	3,206,168

CASE NO: 05-80059

Form OPR-2

STATEMENT OF INCOME

	9/30/09	10/31/09	11/30/09	12/31/09	1/31/10	2/28/10
REVENUE:
Net investment income	550	560	545	331	209	206
Net realized gain	0	0	0	0	0	0
Other	0	0	0	0	0	0

OPERATING EXPENSES:
Salaries and benefits	(8,695)	(8,705)	(8,703)	(8,679)	(4,498)	(4,561)
Board fees and expenses	0	0	0	0	0	0
Financial advisor fees and expenses	0	0	0	0	0	0
Legal fees and expenses	(950)	(27,999)	(1,075)	(30,344)	(5,006)	(51,710)
Accounting fees and expenses	(3,268)	(904)	0	0	0	0
Actuarial services	0	0	0	0	0	0
Insurance	0	0	0	0	(525)	0
Franchise taxes	0	0	0	0	0	0
Filing fees and expenses	(4,175)	(3,259)	(2,251)	(3,686)	(1,027)	0
Overhead expenses	(787)	(789)	(759)	(736)	(789)	(789)
Miscellaneous	(507)	(582)	(573)	(197)	(351)	(244)

NET OPERATING INCOME / LOSS	(17,832)	(41,678)	(12,816)	(43,311)	(11,987)	(57,098)

OTHER INCOME (EXPENSE):
Interest expense	0	0	0	0	0	0
Income tax refund	0	0	0	0	0	0
Write-off of contingent claim (note)	(21,500,000)	0	0	0	0	0
Equity in operating earnings of AIC	0	(670,186)	0	0	0	1,335,695
Equity in unrealized losses of securities of AIC	0	(67,140)	0	0	0	(79,155)

TOTAL OTHER INCOME (EXPENSE)	(21,500,000)	(737,326)	0	0	0	1,256,540

NET INCOME (LOSS)	(21,517,832)	(779,004)	(12,816)	(43,311)	(11,987)	1,199,442

CASE NAME: Acceptance Insurance Companies Inc.

CASE NO: 05-80059

Form OPR-3

SOURCES AND USE OF CASH

	9/30/09	10/31/09	11/30/09	12/31/09	1/31/10	2/28/10
CASH DIFFERENCE:
Current ending cash balance	5,431	4,422	140	2,715	1,798	2,011
Less ending prior month balance	(1,621)	(5,431)	(4,422)	(140)	(2,715)	(1,798)

NET CASH INCREASE (DECREASE)	3,810	(1,009)	(4,282)	2,575	(917)	213

SOURCES OF CASH:
Net income (loss)	(21,517,832)	(779,004)	(12,816)	(43,311)	(11,987)	1,199,442
Write-off of contingent claim	21,500,000	0	0	0	0	0
Equity in earnings and unrealized losses of AIC	0	737,326	0	0	0	(1,256,540)

Decrease in:
Receivables	0	0	0	0	0	0
Marketable securities	21,452	57,441	5,456	28,020	0	10,894
Prepaid expenses & deposits	0	0	0	0	30,000	0
Increase in:
Post- petition debt	190	0	3,078	17,866	0	46,417
Pre-petition debt	0	0	0	0	0	0

TOTAL SOURCES OF CASH	3,810	15,763	(4,282)	2,575	18,013	213

USES OF CASH:
Increase in:
Receivables	0	0	0	0	0	0
Marketable securities	0	0	0	0	(7,208)	0
Decrease in:
Post- petition debt	0	(16,772)	0	0	(11,722)	0
Pre-petition debt	0	0	0	0	0	0

TOTAL USES OF CASH	0	(16,772)	0	0	(18,930)	0

NET CASH INCREASE (DECREASE)	3,810	(1,009)	(4,282)	2,575	(917)	213

CASE NAME: Acceptance Insurance Companies Inc.

CASE NO: 05-80059

SCHEDULE C

SCHEDULE OF POST PETITION DEBT

	9/30/09	10/31/09	11/30/09	12/31/09	1/31/10	2/28/10

TRADE ACCOUNTS PAYABLE	28,111	11,340	14,418	32,285	20,563	66,980
PAYROLL AND PAYROLL TAXES	0	0	0	0	0	0
TAXES PAYABLE	0	0	0	0	0	0

TOTAL POST PETITION DEBT	28,111	11,340	14,418	32,285	20,563	66,980